Schedule of cash and cash equivalents (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Reverse repurchase agreement in foreign currency	$ 1,115,805	$ 1,783,988
Short-term investments	1,412,901	407,520
Bank balances	174,142	142,934
Other cash and cash equivalents	2,827	9,338
Total	$ 2,705,675	$ 2,343,780	$ 1,246,566	$ 379,207